Exhibit 10.82

CONFIDENTIAL TREATMENT REQUESTED. *********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

A.N.:130339

AMD_00119879.0

AMENDMENT

Date of Amendment: January 23, 2014

AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (MSCI reference number IXF_00040) dated as of March 18, 2000 (as previously amended, the “Agreement”) by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) (“Licensee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following Indexes:

•	MSCI Europe Investable Market Index (IMI)

•	MSCI Pacific Investable Market Index (IMI)

Or such other indexes as agreed by Licensee and MSCI in writing

2.	Licensee may use the Indexes set forth in Section 1 above solely with respect to the following Funds (each, an “IMI ETF” and each IMI ETF shall also be a “Fund” as such term is defined in the Agreement):

•	iShares MSCI Europe ETF

•	iShares MSCI Pacific ETF

Or such other names as agreed by Licensee and MSCI in writing.

The IMI ETFs shall be exchange traded index funds listed on a national securities exchange located in the United States.

3.	Licensee shall pay MSCI a ********* license fee per Fund based on each Fund’s *********************************************, which fee shall be calculated and payable on a
***************. The ********* license fee shall be calculated ************************************************************************************************** ************************************************************************************************** ********************************, as follows:

*********************

**********************

*********************

“Expense Ratio” shall mean the ********************************* obtained when dividing ********************************************************************************************************** ********************************************************************************************************** *******************************************.

Notwithstanding anything to the contrary contained herein, if any Fund does not have an ************* or if a Fund’s ********************************** or if a Fund has an *********************, the ********* licensee fee for such Fund shall **************************************

***************************************************.

4.	Special Conditions:

a.	To the extent that this Amendment conflicts with the Agreement, this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

b.	MSCI may terminate this Amendment with respect to any one or more of the Indexes set forth in Section 1 if, within one (1) year of the date of this Amendment, Licensee does not list an IMI ETF that is based on such Indexes.

c.	If Licensee delists any IMI ETF or changes the underlying Index for such IMI ETF, Licensee’s right to use the relevant Index set forth in Section 1 with respect to such IMI ETF shall automatically and immediately terminate.

d.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

ACKNOWLEDGED AND AGREED

LICENSEE: BlackRock Institutional Trust Company, N.A.		MSCI Inc.

By	/s/ Paul C. Lohrey	By	/s/ David Kinzelberg

Name	Paul C. Lohrey	Name	David Kinzelberg

Title	Managing Director	Title	Executive Director

Date	03/19/2014	Date	Mar 26, 2014

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